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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): SEPTEMBER 17, 1999



                               AMPACE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



         0-25352                                          363988574
(Commission File Number)                    (I.R.S. Employer Identification No.)




                 11217 OUTLET DRIVE, KNOXVILLE, TENNESSEE 37932
          (Address of principal executive offices, including Zip Code)


                                 (423) 691-5799
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Item 5.  Other Events.

         Ampace Corporation (the "Company") is filing herewith the Post-Confirmation Monthly Summary Report for the period ended August 31, 1999 that the Company filed with the United States Bankruptcy Court - Region 3 on September 17, 1999 in connection with the Company's ongoing proceeding under chapter 11 of the United States Bankruptcy Code.

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Item 7.  Exhibits.

(c)      Exhibits.

         99.1 Post-Confirmation Monthly Summary Report for the period ended August 31, 1999 (Certain schedules are omitted.)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation as registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMPACE CORPORATION

Dated:  October 8, 1999               By: /s/ David Freeman
                                          --------------------------------------
                                          David Freeman, Chief Executive Officer